SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 24, 2003


                                    SYMS CORP

             (Exact name of Registrant as Specified in its Charter)


                                   NEW JERSEY

                 (State or other Jurisdiction of Incorporation)

               1-8546                                     22-2465228
       ------------------------                ---------------------------------
       (Commission File Number)                (IRS Employer Identification No.)


         SYMS WAY, SECAUCUS, NJ                             07094
         ----------------------                             -----
(Address of Principal Executive Offices)                  (Zip Code)


Registrant's Telephone Number, Including Area Code (201) 902-9600
                                                   --------------


         --------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report )

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

--------------------------------------------------------------------------------
Exhibit Number                 Description
--------------------------------------------------------------------------------
99.1                           Press Release of Syms Corp, dated April 24, 2003
--------------------------------------------------------------------------------


ITEM 9. REGULATION FD DISCLOSURE (INFORMATION IS BEING PROVIDED UNDER ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION)

      Syms Corp (the "Company") is furnishing the information required by Item 12 of Form 8-K, "Results of Operation and Financial Condition," under this Item
9. On April 24, 2003, the Company issued a press release regarding its results of operations for the fourth quarter and fiscal year ended March 1, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    SYMS CORP
                                    (Registrant)

                                    By: /s/ ANTONE F. MOREIRA
                                        ---------------------
                                        Name: Antone F. Moreira
                                        Title: Vice President, Chief Financial
                                               Officer

Date: April 29, 2003

                                 EXHIBIT INDEX

--------------------------------------------------------------------------------
Exhibit Number                 Description
--------------------------------------------------------------------------------
99.1                           Press Release of Syms Corp, dated April 24, 2003
--------------------------------------------------------------------------------